71884  4/01
Prospectus Supplement
dated April 19, 2001 to:
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PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND (the "fund")
to Prospectus dated January 30, 2001

1. The following replaces the table under the heading "How to buy shares" on page 15 of the prospectus:

Initial sales charges for class A and M shares

                              Class A sales charge      Class M sales charge
                               as a percentage of:       as a percentage of:
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Amount of purchase            Net amount  Offering     Net amount  Offering
at offering price ($)          invested    price*       invested    price*
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Under 25,000                     4.99%      4.75%         3.36%      3.25%
25,000 but under 50,000          4.71       4.50          3.36       3.25
50,000 but under 100,000         4.71       4.50          2.30       2.25
100,000 but under 250,000        3.90       3.75          1.52       1.50
250,000 but under 500,000        3.09       3.00          1.01       1.00
500,000 but under 1,000,000      2.04       2.00          NONE       NONE
1,000,000 and above              NONE       NONE          NONE       NONE
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* Offering price includes sales charge.

2. The following replaces the first paragraph under the heading "Fund distributions and taxes" on page 21 of the prospectus:

Income Fund. The fund declares a distribution daily of all its net income. The fund normally distributes any net investment income monthly and any net realized capital gains annually.